SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934


Check the appropriate box:
    /X/    Preliminary Information Statement
    / /    Definitive Information Statement

                           INAMCO INTERNATIONAL CORP.
                  (Name of Registrant As Specified In Charter)

                                 Not Applicable
  (Name of Person(s) Filing the Information Statement if other than Registrant)

   Payment of Filing Fee (Check the appropriate box):
       /X/  No fee required.
       / /  Fee computed on table below per Exchange Act
            Rules 14c-5(g) and 0-11.

          1) Title of each class of securities to which transaction applies:

                 Common Stock, par value $0.00001 per share

          2) Aggregate number of securities to which transaction applies:

                 27,600,000 shares of Common Stock

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          4) Proposed maximum aggregate value of transaction:

/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

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



                           INAMCO INTERNATIONAL CORP.
                                801 Montrose Ave.
                           South Plainfield, NJ 07080
                                  (908)754-4880
                    Notice of Written Consent of Stockholders
                                  June 17, 2003

Stockholders of INAMCO INTERNATIONAL CORP.:

     This Information Statement is circulated to advise the stockholders of action already approved by written consent of the stockholders who collectively hold a majority of the voting power of our capital stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

     The actions to be effective twenty days after the mailing of this Information Statement are as follows:

     1. effect a 1-for-1000 reverse stock split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock. There will not be a reduction in authorized shares.

     Attached hereto for your review is an Information Statement relating to the above-described actions.

                                           By Order of the Board of Directors,

                                           /s/
                                           Varges George, President
June 17,  2003
South Plainfield, New Jersey

                           INAMCO INTERNATIONAL CORP.
                           --------------------------

                              INFORMATION STATEMENT
                              ---------------------

This Information Statement, which is being mailed to stockholders on or about June 17, 2003, is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, by the management of Inamco International Corp. (the "Company"). Inamco International Corp., a Delaware corporation, for use in connection with certain actions to be taken by the written consent by the holders of the majority of the outstanding voting capital stock of the Company. The actions to be taken pursuant to the written consent shall be effective on or about July 9, 2003, 20 days after the mailing of this Information Statement.

            THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
               AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER
                   ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

     NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to the written consent of the holders of the majority of the outstanding voting capital stock of the Company in lieu of a special meeting of the stockholders. The following action will be effective on or about July 9, 2003:

     1. effect a 1-for-1000 reverse stock split (pro-rata reduction of outstanding shares) of our issued and outstanding shares of Common Stock. There will not be a reduction in authorized shares.


                       THE APPROXIMATE DATE OF MAILING OF
                   THIS INFORMATION STATEMENT IS JUNE 17, 2003

     Stockholders of record at the close of business on June 30, 2003 (the "Record Date") are entitled to notice of the action to be effective on or about July 9, 2003. As of the Record Date, our authorized capitalization consisted of 50,000,000 shares of common stock, par value $0.00001 per share (the "Common Stock"), of which 27,600,000 were issued and outstanding. Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders. However, because the stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution; and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

     Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective until 20 days after the date of this Information Statement is mailed to the stockholders. We anticipate that the actions contemplated by this Information Statement will be effected on or about the close of business on July 9, 2003.

     This Information Statement will serve as written notice to stockholders pursuant to the Delaware General Corporation Law.

     Our stockholders are not entitled to appraisal rights under the Delaware General Corporation Law in connection with the reverse stock split or the transfer of all assets and liabilities.


                    CURRENT INFORMATION REGARDING THE COMPANY
                    -----------------------------------------

The following is a description of the current operations of the Company.

ABOUT OUR COMPANY
-----------------

     Inamco International Corp. ("Inamco", the "Company", or "Registrant") was incorporated in Delaware on January 17, 1993 originally as Omni Assets, Inc. ("Omni). Omni, at the time of its inception, was established to operate as a financial consulting firm, whose clients were to be other companies in need of assistance in raising capital, and/or required advice on mergers and acquisitions, or the hiring of management. Since the Company's inception in 1993, it has never been an operating concern and/or generated any revenues.

HOW WE ARE ORGANIZED
--------------------

     We were incorporated in Delaware on January 17, 1993. We are authorized to issue one class of capital stock, which is common stock. Our total authorized common stock is 50,000,000 shares, $0.00001 par value and we currently have 27,600,000 common shares outstanding.

MARKET FOR COMMON EQUITY AND OTHER STOCKHOLDER MATTERS
------------------------------------------------------

     Our Company's common stock presently trades on the over-the-counter pink sheets under the symbol IICO.PK and as of June 2, 2003, the Company had 27,600,000 shares outstanding with a last trade bid price of $0.01.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company (the "Board") believes that the stockholders of the Company will benefit from the acquisition of additional businesses in the Company's industry which will create a more liquid public market for its common stock. In order to facilitate such transaction, the Board has determined that the capitalization structure of the Company should be simplified. No assurances can be given that such acquisitions will be achieved.

     Accordingly, it was the Board's opinion that the restructuring transactions described above would better position the Company to attract potential business candidates and provide the stockholders of the Company with the greatest potential return. The Board approved the above actions on June 13, 2003 and stockholders holding a voting majority of the outstanding voting capital stock of the Company approved the above actions on June 13, 2003.

                               ACTIONS TO BE TAKEN
                               -------------------


     This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the holders of the majority of the outstanding voting capital stock of the Company.


                  DECREASE THE NUMBER OF ISSUED AND OUTSTANDING
                  ---------------------------------------------
                           SHARES OF OUR COMMON STOCK
                           --------------------------


GENERAL
-------

     The Board approved resolutions to effect a 1-for-1000 reverse stock split. Under this reverse stock split each 1,000 shares of our Common Stock will be converted automatically into one share of Common Stock. To avoid the issuance of fractional shares of Common Stock, the Company will issue an additional share to all holders of a fractional share .50 or greater and no additional shares shall be issued to a holder of a fractional share less than .50 and the fractional shares shall be issued. The effective date of the reverse stock split will be July 9, 2003.

     PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OR CANCELLATION OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

PURPOSE AND MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT
-------------------------------------------------------

     The Board of Directors believes that, among other reasons, the number of outstanding shares of our Common Stock have contributed to a lack of investor interest in the Company and has made it difficult to attract new investors and potential business candidates. The Board of Directors had proposed the Reverse Stock Split as one method to attract business opportunities in the Company.

     When a company engages in a reverse stock split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. For example, a company has 10,000,000 shares of common stock outstanding. Assume the market price is $.01 per share. Assume that that company declares a 1 for 1,000 reverse stock split. After the reverse split, that company will have 1/1000 as many shares outstanding or 10,000 shares outstanding. The stock will have a market price of $10.00. If an individual investor owned 10,000 shares of that company before the split at $.01 per share, he will own 10 shares at $10.00 after the split. In either case, his stock will be worth $100. He's no better off before or after. Except that such company hopes that the higher stock price will make that company look better and thus the company will be a more attractive merger target for potential business. There is no assurance that that company's stock will rise in price after a reverse split or that a suitable merger candidate will emerge.

     We believe that the reverse stock split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. However, the effect of the reverse split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the reverse split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

     The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our stockholders owning a fractional share. In lieu of issuing fractional shares, stockholders will be issued to all holders of a fractional share .50 or greater and no additional shares shall be issued to a holder of a fractional share less than .50 and the fractional share will be cancelled.

     The principal effect of the reverse split will be that the number of shares of Common Stock issued and outstanding will be reduced from 27,600,000 shares as of June 13, 2003 to approximately 27,600 shares (depending on the number of fractional shares that are issued or cancelled). The number of authorized shares of Common Stock will not be affected.

     The reverse split will not affect the par value of our Common Stock. As a result, on the effective date of the reverse split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to up to one-one thousandth of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

     The reverse split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to the cancellation of fractional shares. The Common Stock issued pursuant to the reverse split will remain fully paid and non-assessable. The reverse split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

     Stockholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by five). While we expect that the reverse split will result in an increase in the potential market price of our Common Stock, there can be no assurance that the reverse split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. In addition, the reverse split will increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse split will achieve the desired results that have been outlined above.

PROCEDURE FOR EXCHANGE OF STOCK CERTIFICATES
--------------------------------------------

     The reverse split will become effective on July 9, 2003, which we will refer to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

     Our transfer agent, Interwest Stock Transfer & Trust Company, will act as exchange agent for purposes of implementing the exchange of stock certificates and payment of fractional share interests. We refer to such person as the "exchange agent." Holders of pre-reverse split shares are asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in the letter of transmittal enclosed with this Information Statement. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal.

     Our stockholders are not entitled to appraisal rights under the Delaware General Corporation Law in connection with the reverse stock split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

FRACTIONAL SHARES
-----------------

     We will not issue fractional certificates for post-reverse split shares in connection with the reverse split. Instead, an additional share shall be issued to all holders of a fractional share .50 or greater and no additional shares shall be issued to a holder of a fractional share less than .50. To the extent any holders of pre-reverse split shares are entitled to fractional shares as a result of the Reverse Stock Split, the Company will issue an additional share to holders of a fractional share .50 or greater and cancel the fractional shares without issuing an additional shares to holders of a fractional share less than ..50.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

SUMMARY OF REVERSE STOCK SPLIT
------------------------------

Below is a brief summary of the reverse stock split:

     o The issued and outstanding Common Stock shall be reduced on the basis of one post-split share of the Common Stock for every 1,000 pre-split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

     o Stockholders of record of the Common Stock as of June 30, 2003 shall have their total shares reduced on the basis of one post-split share of Common Stock for every one thousand pre-split shares outstanding.

     o As a result of the reduction of the Common Stock the pre-split total of issued and outstanding shares of 27,600,000 shall be consolidated to a total of approximately 27,600 issued and outstanding shares (depending on the number of fractional shares that are issued or cancelled)

     o The Company's authorized number of common stock shall remain at 50,000,000 shares of the Common Stock.


     This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting capital stock of the Company.

                           DESCRIPTION OF SECURITIES
                           -------------------------

     The following is a summary description of our capital stock and certain provisions of our certificate of incorporation and by-laws, copies of which have been incorporated by reference as exhibits to the registration statement of which this prospectus forms a part. The following discussion is qualified in its entirety by reference to such exhibits.

GENERAL
-------

         Our authorized capital stock consists of 50,000,000 shares of common stock, par value $0.00001 per share.

COMMON STOCK
------------

     The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Our certificate of incorporation and by-laws do not provide for cumulative voting rights in the election of directors. Accordingly, holders of a majority of the shares of our common stock entitled to vote in any election of directors may elect all of our directors standing for election. Holders of our common stock are entitled to receive ratably such dividends as may be declared by the Board out of funds legally available therefor. In the event of our liquidation, dissolution or winding up, holders of common stock are entitled to share ratably in the assets remaining after payment of liabilities. Holders of common stock have no preemptive, conversion or redemption rights. All of the outstanding shares of common stock are fully-paid and non-assessable.

DELAWARE BUSINESS COMBINATION PROVISIONS
----------------------------------------

         We are governed by the provisions of Section 203 of the Delaware General Corporation Law. In general, this statute prohibits a publicly held Delaware corporation from engaging, under certain circumstances, in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder unless:

     o prior to the date at which the stockholder became an interested stockholder, the Board of Directors approved either the business combination or the transaction in which the person became an interested stockholder;
     o the stockholder acquired more than 85% of the outstanding voting stock of the corporation (excluding shares held by directors who are officers and shares held in certain employee stock plans) upon consummation of the transaction in which the stockholder became an interested stockholder; or
     o the business combination is approved by the Board of Directors and by at least 66-2/3% of the outstanding voting stock of the corporation (excluding shares held by the interested stockholder) at a meeting of stockholders (and not by written consent) held on or after the date such stockholder became an interested stockholder.

     An "interested stockholder" is a person who, together with affiliates and associates, owns (or at any time within the prior three years did own) 15% or more of the corporation's voting stock. Section 203 defines a "business combination" to include, without limitation, mergers, consolidations, stock sales and asset-based transactions and other transactions resulting in a financial benefit to the interested stockholder.

                                   MANAGEMENT
                                   ----------

DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------

     The following sets forth the age and position held by our sole director and sole executive officer as of the date of this prospectus:


Name            Age   Positions and Offices Held
-----           ----  --------------------------

Varges George    45   President/Secretary


     The following is a biographical summary of the directors and officers of the Company:

     MR. VARGES GEORGE has been the president; and sole shareholder of Inamco Services Corp. for 10 years. Inamco is a management company that owns and operates two separate and distinct companies: Medicos Laboratories, Inc. and Advanced Diagnostics, Inc. At present, Mr. Varges George, age 45, is the sole executive to the Company. He serves in the capacity of both president and secretary. He has been the sole executive of the Company since the acquisition of Omni Assets, Inc. by the Company on October 26, 1999. At present, Mr. George has no arrangements or understandings between he and any other parties with respect to the Company except those that are stated herein.


                                BOARD COMMITTEES
                                ----------------

Our Board has established no committees. Compliance with Section 16(a) of the Securities Exchange Act of 1934 Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (hereinafter referred to as the "Commission") initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of Common Stock and other equity securities of the Company on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all
Section 16(a) reports they file. To the Company's knowledge, all of the Company's executive officers, directors and greater than 10% beneficial owners of its common Stock, have complied with Section 16(a) filing requirements applicable to them during the Company's most recent fiscal year.

                             SECURITY OWNERSHIP OF
                             ---------------------
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                    ----------------------------------------

     The table below sets forth, as of June 12, 2003, the Record Date, the shares of our voting capital stock beneficially owned by each person, including management, known to us to be the beneficial owner of more than 5% of the outstanding shares of common stock. This does not include shares of preferred stock converted into common shares subsequent to the Record Date.

     All persons named in the table have the sole voting and dispositive power, unless otherwise indicated, with respect to common stock beneficially owned. Beneficial ownership of shares of common stock that are acquirable within 60 days upon the exercise or conversion of convertible securities are listed separately, and for each person named in the table, the calculation of percent of class gives effect to those acquirable shares.

                               Number of Shares of
Name of Beneficial Owner/      Common Stock                 % of Beneficial
Identity of Group              Beneficially Owned           Ownership
----------                     ------------------           ----------------

Varges George                  22,273,890                   80.70%


                    INDEMNIFICATION OF DIRECTORS AND OFFICERS
                    -----------------------------------------

         Section 102(b)(7) of the Delaware General Corporation Law enables a corporation in its original certificate of incorporation or an amendment to eliminate or limit the personal liability of a director to a corporation or its stockholders for violations of the director's fiduciary duty, except:

          o for any breach of a director's duty of loyalty to the corporation or its stockholders;

          o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

          o pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions); or

          o for any transaction from which a director derived an improper personal benefit.

     Our certificate of incorporation provides in effect for the elimination of the liability of directors to the extent permitted by the Delaware General Corporation Law.

     Section 145 of the Delaware General Corporation Law provides, in summary, that directors and officers of Delaware corporations are entitled, under certain circumstances, to be indemnified against all expenses and liabilities (including attorney's fees) incurred by them as a result of suits brought against them in their capacity as a director or officer, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful; provided, that no indemnification may be made against expenses in respect of any claim, issue or matter as to which they shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, they are fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Any such indemnification may be made by the corporation only as authorized in each specific case upon a determination by the stockholders or disinterested directors that indemnification is proper because the indemnitee has met the applicable standard of conduct. Our bylaws entitle our officers and directors to indemnification to the fullest extent permitted by the Delaware General Corporation Law.

     We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION
          ------------------------------------------------------------

     This Information Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates" or "anticipates" or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to matters described in this Information Statement and matters described in "Note on Forward-Looking Statements" in our Annual Report on Form 10-KSB for the year ended December 31, 2002. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.


                             ADDITIONAL INFORMATION
                             ----------------------

     If you have any questions about the actions described above, you may contact Gregg E. Jaclin, Esq., Anslow & Jaclin, LLP, 4400 Route 9, 2nd Floor, Freehold, New Jersey 07728.

     We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C., 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

     We filed our annual report for the fiscal year ended December 31, 2002 on Form 10-KSB with the SEC. A copy of the annual reports on Form 10-KSB (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any stockholder to Gregg E. Jaclin,

Anslow & Jaclin, LLP, 4400 Route 9, 2nd Floor, Freehold, New Jersey 07728. Copies of all exhibits to the annual reports on Form 10-KSB are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

                      INFORMATION INCORPORATED BY REFERENCE
                      -------------------------------------

     The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

     Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

     All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

     This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.






                      DISTRIBUTION OF INFORMATION STATEMENT
                      -------------------------------------

     The cost of distributing this Information Statement has been borne by us and certain stockholders that consented to the action taken herein. The distribution will be made by mail.

     Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

                               By Order of the Board of Directors

                                  /s/ Varges George
                                  -----------------
                                  Varges George, President
July 13,  2003
South Plainfield, NJ

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